AGGRESSIVE GROWTH PORTFOLIO
GROWTH PORTFOLIO
GROWTH WITH INCOME PORTFOLIO
INTERNATIONAL PORTFOLIO
MANAGED TOTAL RETURN PORTFOLIO
BOND PORTFOLIO

(Portfolios of FundManager Portfolios)

Supplement to the Prospectus dated January 8, 1999 and revised on January 31, 1999

The following does not pertain to Bond Portfolio since its Class A Shares already are sold without a sales charge.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF MUTUAL FUND SHARES OR ANNUITIES

Investors may purchase Class A Shares of each of the Portfolios at net asset value, without a sales charge, with the proceeds from either: (i) the redemption of shares of a mutual fund which was sold with a sales charge or commission; or
(ii) fixed or variable rate annuities. The purchase must be made within 60 days of the redemption, and the investor must notify his or her broker or financial institution in writing at the time the purchase is made, and the investor must present satisfactory evidence of the redemption. Redemptions of mutual fund shares that are subject to a contingent deferred sales charge are not eligible to purchase Portfolio Class A Shares under this method.

March 11, 1999

EDGEWOOD SERVICES, INC.

Edgewood Services, Inc. is a distributor of the Funds and is a subsidiary of Federated Investors, Inc.

5800 Corporate Drive
Pittsburgh, PA 15237-5829

Cusip 360850101 Cusip 360850200 Cusip 360850309 Cusip 360850408 Cusip 360850507
Cusip 360850879 Cusip 360850853 Cusip 360850846 Cusip 360850838 Cusip 360850812
Cusip 360850796 G01921-30 (3/99)